SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C. 20549

                                -----------

                                 FORM 8-K


                              CURRENT REPORT


                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


                            September 19, 1995
  ----------------------------------------------------------------------
                     (Date of earliest event reported)


                LABORATORY CORPORATION OF AMERICA HOLDINGS
  ----------------------------------------------------------------------
          (Exact name of registrant as specified in its charter)


     Delaware                  1-11353                13-3757370
 --------------------- --------------------------- ------------------
   (State or other    (Commission File Number)       (I.R.S. Employer
   jurisdiction of                                 Identification Number)
   organization)


    358 South Main Street                              27215
   Burlington, North Carolina
 --------------------------------------   --------------------------------
  (Address of principal executive offices)            (Zip code)

                              (800) 222-7566
  ----------------------------------------------------------------------
           (Registrant's telephone number, including area code)


 ----------------------------------------------------------------------
     (Former Name or Former Address, if Changed Since Last Report)


Item 5. OTHER EVENTS


Press Release
-------------

   On September 19, 1995, Laboratory Corporation of America Holdings, a Delaware corporation (the "Company"), issued a press release containing certain financial and other information relating to the Company, a copy of which is attached as an exhibit hereto and which is hereby incorporated herein by reference.


Resignation of David C. Flaugh
-------------------------------

   On September 19, 1995 (as described in the aforementioned Press Release), David C. Flaugh, the then Executive Vice President and Chief Operating Officer of the Company, resigned from the Company. Mr. David C. Weavil has been elected to succeed Mr. Flaugh as Chief Operating Officer. Prior to Mr. Flaugh's resignation, an amendment to Mr. Flaugh's employment agreement, dated as of September 19, 1995, was entered into by Mr. Flaugh and the Company, a copy of which is attached as an exhibit hereto and is hereby incorporated herein by reference. The amendment changes, among other things, the date upon which Mr. Flaugh is permitted to terminate his employment with the Company for "good reason" (as defined in the Employment Agreement). Mr. Flaugh's employment agreement (as previously amended) has been previously filed with the Securities and Exchange Commission.

Annual Meeting of Stockholders
------------------------------

   The 1995 annual meeting of stockholders (the "1995 Annual Meeting") of the Company was held on September 20, 1995, at The St. Regis hotel in New York City. At the meeting, at least a majority of the outstanding shares of the Company were voted in favor of the adoption and approval of each of the resolutions presented to the meeting, each of which had been described in detail in the proxy statement of the Company dated August 17, 1995 previously provided to stockholders of record as of July 24, 1995 in connection with the 1995 Annual Meeting. The stockholders voted (i) to elect the following persons as directors of the Company to serve until the Company's next annual meeting and until such directors' successors are elected and shall have qualified: James R. Maher, Thomas P. Mac Mahon, James B. Powell M.D., Jean-Luc Belingard, Linda Gosden Robinson, David B. Skinner, M.D. and Andrew G. Wallace, M.D., (ii) to approve and adopt the Laboratory Corporation of America Holdings 1995 Stock Plan for Non-Employee Directors (the "Non-Employee Director Stock Plan"), (iii) to approve and adopt the Laboratory Corporation of America Holdings Performance Unit Plan (the "Performance Unit Plan"), (iv) to approve and adopt the Laboratory Corporation of America Holdings Annual Bonus Incentive Plan (the "Annual Plan") and (v) to ratify the appointment of KPMG Peat Marwick LLP as the Company's independent auditors for the fiscal year ending on December 31, 1995.

Action of the Board of Directors
--------------------------------

   At a meeting of the Board of Directors of the Company held on September 20, 1995, following the 1995 Annual Meeting, the Board adopted certain resolutions, including resolutions for the appointment of the members of the committees of the Board and of the Management Committee of the Company, the election of the officers of the Company and the adoption of a Synergy Bonus Plan for certain officers and employees of the Company.

   The Board approved the appointment as members to (1) the Nominating Committee of Thomas P. Mac Mahon (Chairman of the Committee), Dr. Andrew
G. Wallace and Linda Gosden Robinson, (2) the Employee Benefits Committee of Jean-Luc Belingard (Chairman of the Committee), Linda Gosden Robinson and Dr. David Bernt Skinner, (3) the Audit Committee of Dr. David Bernt Skinner and Dr. Andrew G. Wallace, and (4) the Ethics and Quality Assurance Committee of Dr. James B. Powell (Chairman of the Committee), James R. Maher, Dr. Andrew G. Wallace and Dr. David Bernt Skinner.

   The Board appointed the members of the Management Committee of the Company as follows: Dr. James B. Powell (Chairman of the Committee), David C. Weavil, Haywood D. Cochrane, Bradford T. Smith, Timothy J. Brodnik, John F. Markus, Wesley R. Elingburg, Robert E. Whalen, James R. Maher and Thomas P. Mac Mahon.

   The Board elected the following persons as officers of the Company:

        Name                                      Office
        ----                                      ------
James B. Powell, M.D.              President and Chief Executive Officer
Timothy J. Brodnik                 Executive Vice President, Sales and
Marketing Haywood D. Cochrane, Jr. Executive Vice President
                                    and Chief Financial Officer
Larry L. Leonard, PhD              Executive Vice President
John F. Markus                     Executive Vice President, Compliance
Bradford T. Smith                  Executive Vice President, General
                                     Counsel and Secretary
David C. Weavil                    Executive Vice President and Chief
                                     Operating Officer
Robert E. Whalen                   Executive Vice President and Chief
                                   Administrative Officer
John Bergstrom                     Senior Vice President, Managed Care
Woody Cook                         Senior Vice President, Operations
Craig Dawson                       Senior Vice President, Operations
Wesley R. Elingburg                Senior Vice President, Finance
Lou Hadden                         Senior Vice President, Operations
James M. Kilgore, PhD              Senior Vice President, Operations
Garry Latimer                      Senior Vice President, Hospital
                                     Joint Ventures
J. Ronald Mott                     Senior Vice President, Operations
Jean S. Neff                       Senior Vice President, Operations
Gail S. Page                       Senior Vice President, Standardization
                                     and Automation
Daniel R. Shoemaker                Senior Vice President, Operations
Fred A. Simpson                    Senior Vice President, Operations
Timothy J. Smith, PhD              Senior Vice President, Operations
Michael R. Snyder                  Senior Vice President, Operations
Steve Stark Senior                 Vice President, Operations
Ronald B. Sturgill                 Senior Vice President, Operations
John R. Erwin                      Assistant Secretary
David W. Gee                       Assistant Secretary


   At the recommendation of the Employee Benefits Committee, the Board also adopted the Company's Synergy Bonus Plan. The Plan is designed to provide bonus incentives to certain employees of the Company based upon the achievement of net savings or reductions in costs and expenses (both divisional and Company-wide) which are attributable to or result directly and exclusively from the merger of National Health Laboratories Holdings Inc. and Roche Biomedical Laboratories, Inc. over the period beginning May 1, 1995 and ending April 30, 1997. The maximum aggregate bonuses payable under the Plan over its term, if all targets are met by qualified individuals, is $4.125 million. No participant in the Company's 1995 Performance Unit Plan is eligible to participate in the Synergy Bonus Plan.


Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
        INFORMATION AND EXHIBITS
        ------------------------------------------

c.    Exhibits.

10 Amendment dated as of September 19, 1995 to the Employment Agreement dated as of January 1, 1991, as amended on April 1, 1991, June 6, 1991, January 1, 1993,
      April 1, 1994, and April 28, 1995 between La Jolla
      Management Corp., a Delaware corporation and a wholly-owned subsidiary of the Company, and David C. Flaugh.

22    Press Release dated September 19, 1995 issued by the
      Company.


                                SIGNATURES


   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                      LABORATORY CORPORATION OF AMERICA HOLDINGS


Date: September 21, 1995           By: /s/ Bradford T. Smith
                                       ----------------------
                                       Name: Bradford T. Smith
                                       Title: Executive Vice
                                              President, General Counsel
                                              and Secretary


                               EXHIBIT INDEX


 Exhibit
 Number           Exhibit
 -------           -------

10 Amendment dated as of September 19, 1995 to the Employment Agreement dated as of January 1, 1991, as amended on April 1, 1991, June 6, 1991, January 1, 1993,
        April 1, 1994, and April 28, 1995 between La Jolla
        Management Corp., a Delaware corporation and a wholly-owned subsidiary of the Company, and David C. Flaugh.

22      Press Release dated April 28, 1995 issued by the
        Company.